UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 26, 2024

Maximus, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-12997				54-1000588
(State or other jurisdiction of incorporation)	(Commission File Number)				(I.R.S. Employer Identification No.)

1600 Tysons Boulevard	McLean	,	VA		22102
(Address of principal executive offices)					(Zip Code)

Registrant's telephone number, including the area code			(703)	251-8500

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On November 26, 2024, Maximus, Inc. issued a press release announcing that it was notified by the U.S. Department of Health and Human Services that the solicitation for the Contact Center Operations (CCO) 1-800-MEDICARE and Federal Marketplace contract has been cancelled and the project will not be re-solicited at this time. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description

99.1	Press release issued by Maximus, Inc. dated November 26, 2024.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maximus, Inc.
(Registrant)

Date: November 26, 2024	/s/ John T. Martinez
John T. Martinez
Chief Legal Officer and Secretary

2